POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company Form S-3 Registration Statements for:

Market Value Adjusted Fixed Allocation Investment Options	333-274028
Prudential FlexGuard B Series Index Strategy Options	333-284943
Prudential FlexGuard Income B Series Index Strategy Options	333-285007
Prudential FlexGuard Income Select B Series Index Strategy Options	333-267462
Strategic Partners Horizon Annuity	333-274028
ActiveIncome	333-283684

Form N-4 Registration Statements for Pruco Life Flexible Premium Variable Annuity Account
Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April 2025.

/s/ Reshma V. Abraham
    Reshma V. Abraham
    Director and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company Form S-3 Registration Statements for:

Market Value Adjusted Fixed Allocation Investment Options	333-274028
Prudential FlexGuard B Series Index Strategy Options	333-284943
Prudential FlexGuard Income B Series Index Strategy Options	333-285007
Prudential FlexGuard Income Select B Series Index Strategy Options	333-267462
Strategic Partners Horizon Annuity	333-274028
ActiveIncome	333-283684

Form N-4 Registration Statements for Pruco Life Flexible Premium Variable Annuity Account
Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April 2025.

/s/ Markus Coombs
    Markus Coombs
    Director, Chief Financial Officer,
    Chief Accounting Officer and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company Form S-3 Registration Statements for:

Market Value Adjusted Fixed Allocation Investment Options	333-274028
Prudential FlexGuard B Series Index Strategy Options	333-284943
Prudential FlexGuard Income B Series Index Strategy Options	333-285007
Prudential FlexGuard Income Select B Series Index Strategy Options	333-267462
Strategic Partners Horizon Annuity	333-274028
ActiveIncome	333-283684

Form N-4 Registration Statements for Pruco Life Flexible Premium Variable Annuity Account
Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March 2025.

/s/ Alan M. Finkelstein
    Alan M. Finkelstein
    Director and Treasurer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company Form S-3 Registration Statements for:

Market Value Adjusted Fixed Allocation Investment Options	333-274028
Prudential FlexGuard B Series Index Strategy Options	333-284943
Prudential FlexGuard Income B Series Index Strategy Options	333-285007
Prudential FlexGuard Income Select B Series Index Strategy Options	333-267462
Strategic Partners Horizon Annuity	333-274028
ActiveIncome	333-283684

Form N-4 Registration Statements for Pruco Life Flexible Premium Variable Annuity Account
Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March 2025.

/s/ Scott E. Gaul
    Scott E. Gaul
    Director and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company Form S-3 Registration Statements for:

Market Value Adjusted Fixed Allocation Investment Options	333-274028
Prudential FlexGuard B Series Index Strategy Options	333-284943
Prudential FlexGuard Income B Series Index Strategy Options	333-285007
Prudential FlexGuard Income Select B Series Index Strategy Options	333-267462
Strategic Partners Horizon Annuity	333-274028
ActiveIncome	333-283684

Form N-4 Registration Statements for Pruco Life Flexible Premium Variable Annuity Account
Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March 2025.

/s/ Bradley O. Harris
    Bradley O. Harris
    Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company Form S-3 Registration Statements for:

Market Value Adjusted Fixed Allocation Investment Options	333-274028
Prudential FlexGuard B Series Index Strategy Options	333-284943
Prudential FlexGuard Income B Series Index Strategy Options	333-285007
Prudential FlexGuard Income Select B Series Index Strategy Options	333-267462
Strategic Partners Horizon Annuity	333-274028
ActiveIncome	333-283684

Form N-4 Registration Statements for Pruco Life Flexible Premium Variable Annuity Account
Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March 2025.

/s/ Salene Hitchcock-Gear
    Salene Hitchcock-Gear
    Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company Form S-3 Registration Statements for:

Market Value Adjusted Fixed Allocation Investment Options	333-274028
Prudential FlexGuard B Series Index Strategy Options	333-284943
Prudential FlexGuard Income B Series Index Strategy Options	333-285007
Prudential FlexGuard Income Select B Series Index Strategy Options	333-267462
Strategic Partners Horizon Annuity	333-274028
ActiveIncome	333-283684

Form N-4 Registration Statements for Pruco Life Flexible Premium Variable Annuity Account
Registration No. 811-07325
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March 2025.

/s/ Dylan J. Tyson
    Dylan J. Tyson
    Director, President and Chief Executive Officer